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                                                                EXHIBIT 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS


          We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-3555) of Post Properties, Inc. of our report dated February 11, 1997 appearing on Page 34 of this Form 10-K.

PRICE WATERHOUSE LLP

Atlanta, Georgia

March 25, 1997